UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 18, 2007

UNIVERSAL AMERICAN FINANCIAL CORP.

(Exact name of Registrant as Specified in Charter)

New York	0-11321	11-2580136
(State of incorporation or	(Commission File Number)	(I.R.S. Employer
organization)		Identification No.)

Six International Drive, Suite 190
Rye Brook, New York 10573

(Address of Principal Executive Offices) (Zip Code)

(914) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement

The information set forth under Item 2.03 is hereby incorporated by reference into this Item 1.01.

Item 2.03.                                          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a  Registrant

Universal American Financial Corp. (the “Company”), as borrower, has entered into a $50 million short-term revolving credit agreement (the “Revolving Credit Agreement”), dated as of January 18, 2007, among the Company, the lenders party thereto (the “Lenders”), and Bank of America, N.A., as the administrative agent and L/C issuer (the “Agent”). Banc of America Securities, LLC acted as sole lead arranger and book manager for the Revolving Credit Agreement. The Revolving Credit Agreement expires September 30, 2007, at which time all outstanding amounts under the Revolving Credit Agreement will be due and payable.  There are no loans currently outstanding under the Revolving Credit Agreement.  The Revolving Credit Agreement is available for borrowings by the Company if certain conditions precedent to each borrowing are met, including, but not limited to, the conditions that (i) no event of default exists or is continuing and (ii) the representations and warranties contained in the Revolving Credit Agreement are true and correct in all material respects.

At the Company’s option, borrowings under the Revolving Credit Agreement will bear interest at a rate dependent on the Company’s debt rating at the time of such borrowing and will be calculated according to a base rate or a Eurodollar rate plus an applicable margin, as the case may be. The Company must pay interest on borrowings not less often than quarterly. Depending on the Company’s debt rating at the time of borrowing, the applicable margin can range from 0.00% to 1.00%. In addition, the Company must pay facility commitment fees quarterly in arrears at rates dependent on the Company’s debt rating, which rates can range from 0.090% to 0.175% of the aggregate amount of each Lender’s revolving loan commitment.

The Revolving Credit Agreement contains customary covenants for transactions of this type, including, but not limited to, a covenant to maintain a leverage ratio, as defined in the Revolving Credit Agreement, at a level of not greater than 0.30 to 1.

The Revolving Credit Agreement provides for customary events of default that are subject, in certain cases, to customary grace periods, including, but not limited to, failure to pay any principal or interest when due, failure to comply with covenants, any representation made by the Company proving to be untrue in any material respect, defaults relating to other indebtedness having a principal balance in excess of $3,000,000 individually or in the aggregate, certain bankruptcy events affecting the Company or its subsidiaries, and judgments in excess of $5,000,000 individually or in the aggregate being rendered against the Company or its subsidiaries.

Upon the occurrence of an event of a default by the Company, the Agent may, and at the direction of the requisite number of Lenders will, terminate the Lenders’ commitments to make loans under the Revolving Credit Agreement, declare the obligations under the Revolving Credit Agreement immediately due and payable, require that the Company cash collateralize the L/C Obligations (as defined in the Revolving Credit Agreement), and enforce any and all rights of the Lenders or Agent under the Revolving Credit Agreement and related documents. For certain events of default related to bankruptcy, the commitments of the Lenders are automatically terminated, all outstanding obligations become immediately due and payable, and the obligation of the Company to cash collateralize the L/C obligations become automatically effective.

Certain of the lenders, agents and other parties to the Revolving Credit Agreement, and their affiliates, have in the past provided, and may in the future provide, investment banking, underwriting, lending, commercial banking and other advisory services to the company and its subsidiaries. Such lenders, agents and other parties have received, and may in the future receive, customary compensation from the Company and its subsidiaries for such services.

The foregoing description of the Revolving Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Revolving Credit Agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference into this Current Report on Form 8-K.

Item 8.01.              Other Events

On November 29, 2006, the Company and certain subsidiaries of the Company entered into a Waiver and Third Amendment to Amended and Restated Credit Agreement (the “Third Amendment”) pursuant to which the Amended and Restated Credit Agreement, dated as of May 28, 2004, by and among the Company and certain of its subsidiaries, the Banks party to the Amended and Restated Credit Agreement, and Bank of America, N.A., as Administrative Agent, as amended (the “Credit Agreement”), was amended and waived to permit the Company and its subsidiaries to consummate certain corporate transactions, to increase the amount of permitted Capital Expenditures (as defined in the Credit Agreement) and to increase the amount of Revolving Loans (as defined in the Credit Agreement) or other indebtedness that may be incurred under the Credit Agreement.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, which is filed as Exhibit 10.2 hereto and is incorporated by reference into this Current Report on Form 8-K.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibit Title

10.1	Credit Agreement dated as of January 18, 2007, among Universal American Financial Corp., one or more Lending Institutions, and Bank of America, N.A., as Administrative Agent and L/C Issuer.

10.2

Waiver and Third Amendment to Amended and Restated Credit Agreement dated as of November 29, 2006, among Universal American Financial Corp., the Banks party to the Amended and Restated Credit Agreement, and Bank of America, N.A., as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL AMERICAN FINANCIAL CORP.

By:	/s/ Lisa M. Spivack
Lisa M. Spivack
Senior Vice President and
General Counsel

Date:  January 24, 2007

EXHIBIT INDEX

Exhibit No.	Exhibit Title

10.1	Credit Agreement dated as of January 18, 2007, among Universal American Financial Corp., one or more Lending Institutions, and Bank of America, N.A., as Administrative Agent and L/C Issuer.

10.2

Waiver and Third Amendment to Amended and Restated Credit Agreement dated as of November 29, 2006, among Universal American Financial Corp., the Banks party to the Amended and Restated Credit Agreement, and Bank of America, N.A., as Administrative Agent.